                                                                    EXHIBIT 10.1

                                                                  Execution Copy

                              SECOND AMENDMENT TO
                          PURCHASE AND SALE AGREEMENT

          THIS SECOND AMENDMENT TO PURCHASE AND SALE AGREEMENT (this "Amendment") is made as of October 29, 1999, among ASCENT ENTERTAINMENT GROUP, INC., a Delaware corporation ("AEG"), ASCENT SPORTS HOLDINGS, INC., a Delaware
                               ---
corporation ("HC" and, together with AEG, "Seller"), LIBERTY DENVER ARENA LLC, a
              --                           ------
Delaware limited liability company ("LDA"), STURM AVALANCHE, LLC, a Delaware limited liability company (Sturm Avalanche"), STURM NUGGETS, LLC, a Delaware
                           ---------------
limited liability company ("Sturm Nuggets"), STURM ARENA, LLC, a Delaware
                            -------------
limited liability company ("Sturm Arena"), and COLORADO SPORTS AND
                            -----------
ENTERTAINMENT, INC., a Delaware corporation ("Colorado Sports" and collectively
                                              ---------------
with Sturm Avalanche, Sturm Nuggets and Sturm Arena, "Purchasers").  All
                                                      ----------
capitalized terms used herein but not otherwise defined herein have the meanings given to such terms in the Agreement (as herein defined).

                                    RECITALS

          A. The parties hereto are the parties to that certain Purchase and Sale Agreement, dated as of July 27, 1999, as amended by First Amendment to Purchase and Sale Agreement, dated as of October 14, 1999 (the "Agreement").
                                                                ---------

          B. The parties to the Agreement desire to amend the Agreement as set forth in this Amendment.

          NOW, THEREFORE, in consideration of the foregoing recitals, and for other good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

          1.  Elimination of Closing Period Payment and Establishment of
              ----------------------------------------------------------
     Escrows.  (A)  Section 2.6 of the Agreement is hereby deleted in its
     -------
     entirety and replaced with the following:

          2.6 Construction Claims Escrow; AEG Escrow.  (a) Immediately after the
              --------------------------------------
     Closing, AEG shall establish an interest bearing escrow account (which interest shall be for the benefit of AEG) in favor of Purchasers in an initial amount equal to $1,500,000 (the "Construction Claims Escrow"),
                                             ------------------------------
     which escrow account shall be subject to the terms and conditions of an escrow agreement in a form reasonably acceptable to Purchasers (the

     "Construction Claims Escrow Agreement").  The Construction Claims Escrow
     -------------------------------------
     Agreement shall provide that (i) the Construction Claims Escrow shall be a source of payment for aggregate costs for the initial financing and the development and completion of construction of the Pepsi Center in accordance with the final as-built plans and specifications currently being prepared by the Architect and agreements existing as of the date hereof

     (including the costs and expenses (including reasonable attorneys' fees) in connection with any dispute relating to such costs) in excess of $191,083,765, which consists of the amounts set forth in detail on Exhibit
                                                                        -------
     A attached hereto (any amounts in excess of such amount expended for
     -
     substantially similar purposes as set forth on Exhibit A are referred to herein as "Overrun Amounts") and (ii) that Seller and Purchasers shall cooperate in the settlement of any such Overrun Amounts. Purchasers and Seller agree that their cooperation provided for in clause (ii) of the preceding sentence will be facilitated by the retention of the current senior executives of Ascent Arena Company for the purpose of settling any Overrun Amounts. Purchasers and Seller agree that all amounts paid to Timothy D. Romani if he elects to terminate his employment agreement as a result of the transactions contemplated by the Agreement (whether in settlement of such agreements or otherwise) (but not to exceed the amount due under such agreement) shall be deemed to be Overrun Amounts (such payments collectively referred to as "Executive Payments"). If there are Overrun Amounts which AEG and Purchasers have agreed must be paid and are, in the aggregate, less than $3,000,000, then Purchasers shall deposit into the Construction Claims Escrow an amount equal to one-half of such Overrun Amount(s) and the escrow agent shall be instructed by Purchasers and AEG (or representatives thereof) to pay from the Construction Claims Escrow the Overrun Amount to the payee thereof. If there are additional Overrun Amounts which AEG and Purchasers have agreed must be paid, then AEG and Purchasers shall each deposit into the Construction Claims Escrow an amount equal to one-half of such Overrun Amount(s) and the escrow agent shall be instructed by Purchasers and AEG (or representatives thereof) to pay from the Construction Claims Escrow the Overrun Amount to the payee thereof.
     Any amount remaining in the Construction Claims Escrow after the earlier of
     (i) the final settlement of all claims related to the financing, development and construction of the Pepsi Center and (ii) the second anniversary of the Closing Date, shall be distributed to AEG; provided that such escrow arrangement shall remain until the final settlement of claims not resolved that were asserted prior to such second anniversary, except that such escrow arrangement shall remain until any claims or disputes for Executive Payments are resolved. Through the second anniversary of the Closing, the Purchasers, on the one hand, and AEG, on the other hand, agree to bear equally all Overrun Amounts in excess of the amount of the Construction Claims Escrow or fund the Construction Claims Escrow. In the event there is a dispute between Seller and Purchasers regarding the settlement of any Overrun Amount, the parties agree to cooperate for a reasonable period to resolve such dispute, including, if requested by Seller, negotiation of such dispute between Donald L. Sturm and the most senior executive officer of AEG. If as a result of such cooperation and negotiation no agreement is reached, Purchasers' determination as to how such claim should be resolved shall control.

          (b) Immediately after the Closing, AEG shall establish and fund an interest bearing escrow account in favor of Purchasers in an amount equal to $5,000,000 (the "AEG Escrow"), which escrow account shall be subject to
                        -------------
     the terms and conditions of an escrow agreement in a form reasonably acceptable to AEG and Purchasers (the "AEG Escrow Agreement"). The AEG
                                            --------------------
     Escrow Agreement shall provide that any of the Purchasers may withdraw at any time or from time to time from the AEG Escrow for the following purposes: (a) payment of aggregate costs for the financing, development and construction of the Pepsi Center in excess of $191,083,765; and (b) payment of certain costs and/or recovery of certain revenue shortfalls suffered by Purchasers in the operations of the Pepsi Center, Nuggets or Avalanche. Seller agrees not to challenge the validity, appropriateness or timing of any withdrawals by Purchasers from the AEG Escrow and hereby waive any claim with respect thereto. Purchasers agree not to make any claims pursuant to Sections 8.1 or 8.3 of this Agreement against any of the Sellers or LDA until such time as the AEG Escrow has been reduced to zero, after which the provisions of the Agreement shall govern any such further claims.

          (B) The last sentence of Section 2.5 of the Agreement is hereby deleted. The words, "plus the Closing Period Payment, if any" are hereby deleted from the first sentence of Section 2.5 of the Agreement. The words, "and the portion of any Closing Period Payment apportioned to AEG pursuant to Section 2.5" in Section 4.3(a)(iii) are hereby deleted. The words, "and the portion of any Closing Period Payment apportioned to LDA pursuant to Section 2.5" in Section 4.3(b)(i) are hereby deleted.

          2.  Amendment Regarding Closing. Section 4.1 is hereby amended (i) by
              ---------------------------
     inserting the words "or receipt of reasonably acceptable assurances that such conditions will be satisfied on or prior to such second Business Day" immediately prior to the clause, "or at such other place or at such other time or on such other date as the parties may mutually agree upon in writing . . ."; and (ii) by adding the following sentence at the end of
     Section 4.1: "Seller and Purchasers agree to use their reasonable best efforts to ensure that reasonable assurances will have been received in a timely manner for the Closing to occur at noon Denver time on November 3, 1999."

          3.  Amendments Regarding Certain Conditions.  (a)  Section 7.1(i) of
              ---------------------------------------
     the Agreement is hereby deleted in its entirety and replaced with the following:

          The City Consent shall have been obtained; provided that if the terms of such consent include a requirement that Donald L. Sturm and/or any of the Purchasers provide a guaranty to the City that such guaranty (and any related terms and conditions) be in a form that is acceptable to Donald L. Sturm and the Purchasers in their sole and absolute discretion; provided further, that guaranties by Donald L. Sturm and Sturm Sports Holdings, LLC in the form of Exhibit E to the Arena Agreement shall be deemed acceptable
                    ---------
     to Donald L. Sturm and the Purchasers.

          (b) Section 7.1(l) of the Agreement is hereby deleted in its entirety and replaced with the following:

               (l) Purchaser must have received (i) reissues to the existing title insurance policies on the Arena Land (fee and leasehold) substantially in the form of Proforma Policies reasonably acceptable to Purchasers; provided that such policies shall be acceptable so long as such fee and leasehold are insured and any encumbrances set forth in such policies would not, in Purchasers' reasonable judgment, have a material and adverse effect on the value or use of the Arena Land, and
          (ii) a title insurance policy covering the Development Property substantially in the form of a Proforma Policy reasonably acceptable to Purchasers; provided that such policy shall be acceptable so long as the Purchasers' interests in the Development Property are insured and any encumbrances set forth in such policy would not, in Purchasers' reasonable judgment, have a material and adverse effect on the value, current use or proposed use of the Development Property.

          (c) Section 7.2(f) of the Agreement is hereby amended by adding Purchaser's acknowledgment and agreement that, in order to satisfy Seller's condition contained therein, Donald L. Sturm and Sturm Sports Holdings, LLC agree to enter into guaranties to the City in a form that is acceptable to Donald L. Sturm and the Purchasers in their sole and absolute discretion; provided further, that a guaranty in the form of Exhibit E to the Arena
                                                      ---------
     Agreement shall be deemed acceptable to Donald L. Sturm and the Purchasers.

     (d) Section 7.2(k) of the Agreement is hereby deleted in its entirety and replaced with the following:

          The City Consent shall have been obtained; provided that if the terms of such consent include a requirement that Donald L. Sturm and/or any of the Purchasers provide a guaranty to the City that such guaranty (and any related terms and conditions) be in a form that is acceptable to Donald L. Sturm and the Purchasers in their sole and absolute discretion; provided further, that guaranties by Donald L. Sturm and Sturm Sports Holdings, LLC in the form of Exhibit E to the Arena
                                                    ---------
          Agreement shall be deemed acceptable to Donald L. Sturm and the Purchasers.

          4.  Amendments to Indemnity Baskets.  Section 8.1(b) of the Agreement
              -------------------------------
     is hereby amended by deleting the first two sentences of such Section 8.1(b) and replacing them with the following:

          "Notwithstanding any other provisions of this Section 8.1 and except as otherwise set forth herein, Seller shall not be required to make any indemnification payment for Losses unless and until the aggregate amount of all Losses arising under Section 8.1 exceed $500,000 with respect to Avalanche LLC and $1,500,000 with respect to Nuggets LP, Ascent Sports, the Development Property, Mountain Mobile and the Ascent Arena Entities, taken as a whole (each, a "Basket"), at which point Seller shall indemnify the
                          ------
     Purchaser Indemnitees for all Losses in excess of the Basket; provided,
                                                                   --------
     however, that (i) only individual claims in excess of $20,000 will be
     -------
     counted toward the Basket amounts, and (ii) Purchasers shall not be entitled to indemnification hereunder for any claims under $20,000, whether or not the Basket has been exceeded. Except as otherwise set forth herein, the maximum aggregate liability of Seller to all Purchaser Indemnitees for all Losses shall be limited to $13,500,000 with respect to the Avalanche, and $31,500,000 with respect to Nuggets LP, the Development Property, Mountain Mobile and the Ascent Arena Entities, in the latter case without giving effect to any amounts paid from the Construction Claims Escrow."

          5.  Drop Dead Date.  Section  9.2 of the Agreement is hereby amended
              --------------
     by replacing the reference to "October 31, 1999" therein with "November 10, 1999".

          6.  Deposits.  Sellers agree that the $806,639 previously paid by AEG
              --------
     to CEAVCO as deposits on behalf of the Purchased Entities, that are (a) repayable by CEAVCO to AEG under the relevant agreements and (b) included in the intercompany payable from such entities to AEG shall be offset by Purchasers at Closing; provided, however, that if CEAVCO fails to repay any
                            --------  -------
     such amounts to AEG and instead credits such amounts to the benefit of the Acquired Entities, the Purchasers shall be obligated to pay such amounts to AEG. AEG also agrees that the deposit in the amount of $92,500 paid by AEG to the Arena Company with respect to AEG's suite license with the Arena Company that is being assigned to Purchasers shall not be refunded to AEG.

          7.    AEG Indemnification for Certain Prior Agreements.  AEG agrees to
                ------------------------------------------------
     indemnify and hold harmless the Purchaser Indemnitees from any and all Losses, including, but not limited to, liabilities to the NHL or NBA, arising out of (a) any agreements between AEG or any of its affiliates and William and Nancy Laurie or any entities that they control, and (b) any claims by Barry Fey in connection with the Arena Company's agreement with Neil Diamond to perform at the Pepsi Center on December 31, 1999. The AEG indemnification set forth in the previous sentence shall not be subject to the first two sentences of Section 8.1(b) of the Agreement.

          8.  Vesting of Employees of the Acquired Entities.  Sellers agree that
              ---------------------------------------------
     all employees of the Acquired Entities immediately after the Closing who participated in employee benefit plans of the Sellers immediately prior to the Closing shall be fully vested in all such plans as of the Closing, including, without limitation, the 1995 Ascent Entertainment Group Key Employee Stock Plan. AEG shall give all such employees written notice of such vesting promptly after the Closing, but in no event later than November 30, 1999.

          9.  Employee Benefits Matters.  Seller hereby acknowledges and agrees
              -------------------------
     that the employee benefit plans established by Purchasers as previously disclosed to Seller, including, without limitation, with respect to the changes to the Acquired Entities' benefit plans that will occur on November 1, 1999 and the changes to the policies of certain Acquired Entities with respect to provision of sporting event tickets, shall not constitute a breach of the obligations of Purchasers contained in Section 10.6(b) of the Agreement.

          10.    NHL Sphere of Influence Issue. Seller shall cooperate with
                 -----------------------------
     Purchasers in connection with, and take all reasonable efforts to support in favor of the Avalanche and Purchasers, the resolution of the Avalanche's pending appeal to the Commissioner of the NHL regarding the Avalanche's television rights sphere of influence, as recognized by the NHL.
     Purchasers agree to be bound by the final decision of the Commissioner of the NHL and waive any rights that Purchasers might otherwise be able to claim under the Agreement with respect thereto, including, without limitation, with respect to any diminution in the value of the Avalanche's broadcast rights as a result thereof.

          11.  Interest on Post-Closing Funds.  Purchasers acknowledge that
               ------------------------------
     Seller has held certain of the Post-Closing Funds for the benefit of the Acquired Entities in Seller's interest bearing accounts since June 30, 1999, the deemed date of Closing, as a result of which Seller agrees to pay Purchasers at Closing interest on such Post-Closing Funds at a rate of 6% per annum.

          12.  No Interest on Inter-Company Debt.   Notwithstanding anything
               ---------------------------------
     contained in the Agreement to the contrary, Purchasers shall not be obligated to pay Seller interest on any debts or other obligations payable to or receivable from or among the Purchased Entities.

          13.  Certain Tax Matters.   AEG will cause a Section 754 election to
               -------------------
     be made pursuant to the Code in all final partnership tax returns for the Purchased Entities. AEG agrees to recognize as taxable income in such final tax returns 100% of the pre-paid season ticket revenues for the 1999-2000 seasons; provided, however, that such recognition shall not be required if the Seller would incur additional federal income tax liability or potential penalties as a result thereof.

          14.  Seller Security for Claims.  Seller will not be required to
               --------------------------
     provide any security for its performance under the Agreement; provided, however, that in the event of (i) a sale or disposition by Seller of all or substantially all of its assets, (ii) the merger or other transaction pursuant to which the shareholders which currently have voting control of Seller no longer have such control, or
     (iii) a plan of dissolution or liquidation is approved by the Board or stockholders of Seller, Seller will provide security for the benefit of Purchaser (in the form of escrow, letter of credit, or other similar arrangement) in an amount reasonably agreed by the parties that is sufficient to cover all current and reasonably foreseeable claims, which security will remain in place until there are no claims reasonably foreseeable by Purchasers remaining against Seller under the terms and conditions of the Agreement, including applicable survival periods; provided, however, that Purchasers acknowledge that such amount, together with all amounts that AEG has previously funded into the Construction Claim Account, shall not exceed $3,500,000 unless such excess amounts are reasonably required in respect of then existing claims or claims that Purchaser then reasonably anticipates may be asserted. Notwithstanding the foregoing, if (i) or (ii) above occurs Seller will not be required to provide any security hereunder if a successor or other entity, the credit-worthiness of which as reasonably determined by Purchasers is no worse than the credit-worthiness of AEG immediately following the Closing, agrees to assume or guaranty Seller's obligation under the Agreement pursuant to an agreement reasonably acceptable to Purchaser.

          15.  Captions.  The captions in this Amendment are included for
               --------
     convenience of reference only and shall be ignored in the construction or interpretation hereof.

          16.  Severability.  If any provision of this Amendment, or the
               ------------
     application thereof to any Person, place or circumstance, shall be held by a court of competent jurisdiction to be invalid, unenforceable or void, the remainder of this Amendment and such provisions as applied to other Persons, places or circumstances shall remain in full force and effect only if, after excluding the portion deemed to be unenforceable, the remaining terms shall provide for the consummation of the transactions contemplated hereby in substantially the same manner as originally set forth at the later of the date this Amendment was executed or last amended.

          17.  Governing Law.  This Amendment shall be construed in accordance
               -------------
     with and governed by the internal laws (without reference to choice or conflict of laws) of the State of Colorado.

          18.  Counterparts; Effectiveness.  This Amendment may be signed in
               ---------------------------
     any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. Except as expressly amended hereby, the terms and conditions of the Agreement shall remain in full force and effect. The Agreement, as amended by this Amendment, shall be binding upon the parties hereto and their successors and permitted assigns. This Amendment shall be effective as of the date first written above.

          Except as expressly set forth herein, the terms and conditions of the Agreement shall remain in full force and effect.

                         *  *  *  *  *  *  *  *  *  *

                 COUNTERPART SIGNATURE PAGE TO SECOND AMENDMENT
                  TO PURCHASE AND SALE AGREEMENT AMONG ASCENT
               ENTERTAINMENT GROUP, INC., ASCENT SPORTS HOLDINGS,
                INC., LIBERTY DENVER ARENA LLC, STURM AVALANCHE,
                 LLC, STURM NUGGETS, LLC, STURM ARENA, LLC AND
                    COLORADO SPORTS AND ENTERTAINMENT, INC.

                          DATED AS OF OCTOBER __ 1999


          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers or managers as of the day and year first above written.


                               AEG:
                               ---

                               ASCENT ENTERTAINMENT GROUP, INC.,
                               a Delaware corporation



                               By:__________________________________
                               Name:________________________________
                               Title:_________________________________



                               HC:
                               --

                               ASCENT SPORTS HOLDINGS, INC.,
                               a Delaware corporation



                               By:__________________________________
                               Name:________________________________
                               Title:_________________________________

                 COUNTERPART SIGNATURE PAGE TO SECOND AMENDMENT
                  TO PURCHASE AND SALE AGREEMENT AMONG ASCENT
               ENTERTAINMENT GROUP, INC., ASCENT SPORTS HOLDINGS,
                INC., LIBERTY DENVER ARENA LLC, STURM AVALANCHE,
                 LLC, STURM NUGGETS, LLC, STURM ARENA, LLC AND
                    COLORADO SPORTS AND ENTERTAINMENT, INC.

                          DATED AS OF OCTOBER __ 1999


          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers or managers as of the day and year first above written.


                               STURM AVALANCHE::
                               ---------------

                               STURM AVALANCHE, LLC,
                               a Delaware limited liability company:

                                By:  Sturm Sports Holdings, LLC


                                     By:____________________________
                                        Donald L. Sturm,
                                        Managing Member



                               STURM NUGGETS::
                               -------------

                                STURM NUGGETS, LLC,
                                a Delaware limited liability company

                                     By:  Sturm Sports Holdings, LLC

                                          By: ________________________
                                              Donald L. Sturm,
                                              Managing Member

                 COUNTERPART SIGNATURE PAGE TO SECOND AMENDMENT
                  TO PURCHASE AND SALE AGREEMENT AMONG ASCENT
               ENTERTAINMENT GROUP, INC., ASCENT SPORTS HOLDINGS,
                INC., LIBERTY DENVER ARENA LLC, STURM AVALANCHE,
                 LLC, STURM NUGGETS, LLC, STURM ARENA, LLC AND
                    COLORADO SPORTS AND ENTERTAINMENT, INC.

                          DATED AS OF OCTOBER __ 1999


          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers or managers as of the day and year first above written.


                               STURM ARENA::
                               -----------

                               STURM ARENA, LLC.
                               a Delaware limited liability company

                                   By:  Sturm Sports Holdings, LLC

                                        By: __________________________
                                            Donald L. Sturm,
                                            Managing Member

                               COLORADO SPORTS:
                               ---------------

                               COLORADO SPORTS AND
                               ENTERTAINMENT, INC.,
                               a Delaware corporation



                               By:___________________________________
                                  Donald L. Sturm,
                                  President and Chief Executive Officer

                 COUNTERPART SIGNATURE PAGE TO SECOND AMENDMENT
                  TO PURCHASE AND SALE AGREEMENT AMONG ASCENT
               ENTERTAINMENT GROUP, INC., ASCENT SPORTS HOLDINGS,
                INC., LIBERTY DENVER ARENA LLC, STURM AVALANCHE,
                 LLC, STURM NUGGETS, LLC, STURM ARENA, LLC AND
                    COLORADO SPORTS AND ENTERTAINMENT, INC.

                          DATED AS OF OCTOBER __ 1999


          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers or managers as of the day and year first above written.


                               LDA:
                               ---

                               LIBERTY DENVER ARENA, LLC,
                               a Delaware limited liability company

                               By: LMC Denver Arena, Inc.,
                                   a Delaware corporation, its sole member


                                    By:_______________________________
                                    Name:____________________________
                                    Title: _____________________________

                                   Exhibit A
                                   ---------


[This Exhibit would consist of column A on the attached status report.]

                                      -13-